UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-06310
Legg Mason Partners Variable Income Trust
(Exact name of registrant as specified in charter)

125 Broad Street, New York, (Address of principal executive offices)	NY 10004 (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: October 31
Date of reporting period: October 31, 2007

ITEM 1. REPORT TO STOCKHOLDERS.
     The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT OCTOBER 31, 2007	Legg Mason Partners Variable High Income Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Legg Mason Partners
Variable High Income Portfolio

Annual Report • October 31, 2007

What’s
Inside

Portfolio Objective
The Portfolio’s primary objective is high current income. Its secondary objective is capital appreciation.

Letter from the Chairman	I

Portfolio Overview	1

Portfolio at a Glance	4

Portfolio Expenses	5

Portfolio Performance	7

Historical Performance	8

Schedule of Investments	9

Statement of Assets and Liabilities	22

Statement of Operations	23

Statements of Changes in Net Assets	24

Financial Highlights	25

Notes to Financial Statements	26

Report of Independent Registered Public Accounting Firm	35

Additional Information	36

Important Tax Information	44

Letter from the Chairman
R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

Despite continued weakness in the housing market and a credit crunch that began in the summer of 2007, the U.S. economy proved to be resilient during the 12-month reporting period ended October 31, 2007. After expanding 2.1% in the fourth quarter of 2006, U.S. gross domestic product (“GDP”)i growth was a tepid 0.6% in the first quarter of 2007, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. Given the modest increase earlier in the year, this higher growth rate was not unexpected. The preliminary estimate for third quarter GDP growth was 4.9%. A surge in inventory-building and robust exports supported the economy during the third calendar quarter.
Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the federal funds rateiii from 5.25% to 4.75% and the discount rate to 5.25%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates at the end of October, as it cut both the discount rate and federal funds rate another 0.25% to 5.00% and 4.50%, respectively. In its statement accompanying the October meeting, the Fed stated: “Economic growth was solid in the third quarter, and strains in financial markets have eased somewhat on balance. However, the pace of economic expansion will likely slow in the near term, partly reflecting the intensification of the housing correction.” The Fed went on to say, “The Committee judges that, after this

Legg Mason Partners Variable High Income Portfolio  I

action, the upside risks to inflation roughly balance the downside risks to growth.”
During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of significant volatility. Yields fluctuated early in the period, given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. After falling during the first three months of 2007, yields then moved steadily higher during much of the second quarter. This was due, in part, to inflationary fears, a solid job market and expectations that the Fed would not be cutting short-term rates in the foreseeable future. During the remainder of the reporting period, the U.S. fixed-income markets were extremely volatile, which negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered a significant “flight to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Overall, during the 12 months ended October 31, 2007, two-year Treasury yields fell from 4.71% to 3.94%. Over the same period, 10-year Treasury yields moved from 4.61% to 4.48%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 5.38%.
Despite a dramatic flight to quality in the latter part of the reporting period, both the high-yield bond market and the emerging market debt market generated solid results over the 12-month period ended October 31, 2007. During that time, the Citigroup High Yield Market Indexv returned 6.82%. While high-yield bond prices weakened significantly in June and July 2007, it was not enough to overcome low default rates, strong corporate profits and overall strong demand. In addition, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 8.07% during the reporting period. Overall solid demand, an expanding global economy, strong domestic spending and the Fed’s rate cuts supported the emerging market debt asset class.
Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s fiscal year and to learn how those conditions have affected Portfolio performance.

II  Legg Mason Partners Variable High Income Portfolio

Special Shareholder Notice
Effective January 1, 2008, the Portfolio’s primary benchmark will change from the Citigroup High Yield Market Index to the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Indexvii. In the opinion of the Portfolio’s investment subadviser, this change provides for a broader, more effective benchmark index for the Portfolio and more accurate reflections of the strategies with which the Portfolio is managed.

Information About Your Portfolio
As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolio’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolio’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolio is not in a position to predict the outcome of these requests and investigations.
Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

November 30, 2007

Legg Mason Partners Variable High Income Portfolio  III

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi	The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii	The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

IV  Legg Mason Partners Variable High Income Portfolio

Portfolio Overview

Q. What were the overall market conditions during the Portfolio’s reporting period?
A. During the fiscal year, the bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.71% and 4.61%, respectively. This inversion of the yield curveii, when shorter-term yields eclipse their longer-term counterparts, has often been a precursor to weaker economic growth. However, after tepid gross domestic product (“GDP”)iii growth in the first quarter of 2007, the economy rebounded, inflationary pressures increased and both short- and long-term Treasury yields moved sharply higher. By mid-June, two- and 10-year Treasuries were yielding 5.10% and 5.26%, respectively, and market sentiment was that the Fed’s next move would be to raise interest rates.
After their June peaks, Treasury yields then moved sharply lower, as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” During this time, investors were drawn to the relative safety of Treasuries, causing their prices to rise. At the same time, increased risk aversion caused other segments of the bond market to falter, including high-yield bonds. As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed aggressively lowered the discount rateiv and then the federal funds ratev toward the end of the reporting period. These actions appeared to lessen the credit crunch and supported the overall bond market. By October, the volatility in the bond market was less extreme and, at the end of the fiscal year, two- and 10-year Treasury yields were 3.94% and 4.48%, respectively.

Performance Review
For the 12 months ended October 31, 2007, Legg Mason Partners Variable High Income Portfolio1 returned 5.98%. The Portfolio’s unmanaged benchmark, the Citigroup High Yield Market Indexvi, and its Lipper Variable High Current Yield Funds Category Average2 returned 6.82% and 6.79%, respectively, over the same time frame.

[1]	The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 106 funds in the Portfolio’s Lipper category.

Legg Mason Partners Variable High Income Portfolio 2007 Annual Report  1

Performance Snapshot as of October 31, 2007 (unaudited)

	6 Months	12 Months

Variable High Income Portfolio[1]	−1.19%	5.98%

Citigroup High Yield Market Index	−0.06%	6.82%

Lipper Variable High Current Yield Funds Category Average[2]	0.23%	6.79%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yield for the period ending October 31, 2007 was 8.57%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s most current prospectus dated April 30, 2007, the gross total operating expenses for the Portfolio were 0.66%.

Q.	What were the most significant factors affecting Portfolio performance?
What were the leading contributors to performance?
A. Overall, the Portfolio’s issue selection enhanced its performance during the 12-month reporting period. Over this time, six of the Portfolio’s 10 largest overweight positions outperformed the benchmark, while six of the Portfolio’s 10 largest underweight positions lagged the benchmark. In terms of individual sectors, an overweight to the strong-performing Industrials sector and an underweight to the weak-performing Financials sector were positive contributors to results. From a credit quality perspective, relative to the benchmark, an overweight to CCC-rated issues and an underweight to BB-rated issues were positive contributors to performance.

What were the leading detractors from performance?
A. The Portfolio’s overweight position in consumer cyclical sectors detracted from the Portfolio’s relative performance as they lagged the benchmark. In addition, an underweight to strong performing consumer non-cyclical sectors tempered the Portfolio’s results during the reporting period.

[1]	The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 106 funds for the six-month period and among the 106 fund’s for the 12-month period in the Portfolio’s Lipper category.

2  Legg Mason Partners Variable High Income Portfolio 2007 Annual Report

Q. Were there any significant changes to the Portfolio during the reporting period?
A. There were no significant changes during the reporting period.

Thank you for your investment in Legg Mason Partners Variable High Income Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company

November 20, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, high-yield bonds are rated below investment grade and carry more risk than higher-rated securities. Also, the Portfolio is subject to fluctuations in share price as interest rates rise and fall and is subject to certain risks of overseas investing, including currency fluctuations, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iv	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.

[v]	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

Legg Mason Partners Variable High Income Portfolio 2007 Annual Report  3

Portfolio at a Glance (unaudited)

Investment Breakdown

4  Legg Mason Partners Variable High Income Portfolio 2007 Annual Report

Portfolio Expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
This example is based on an investment of $1,000 invested on May 1, 2007 and held for the six months ended October 31, 2007.

Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Beginning	Ending	Annualized	Expenses
Actual Total	Account	Account	Expense	Paid During
Return(2)	Value	Value	Ratio(3)	the Period(4)

−1.19%	$1,000.00	$988.10	0.69%	$3.46

(1)	For the six months ended October 31, 2007.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The expense ratio does not include the non-recurring restructuring and/or reorganization fees.

(4)	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Variable High Income Portfolio 2007 Annual Report  5

Portfolio Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Hypothetical	Beginning	Ending	Annualized	Expenses
Annualized	Account	Account	Expense	Paid During
Total Return	Value	Value	Ratio(2)	the Period(3)

5.00%	$1,000.00	1,021.73	0.69%	$3.52

(1)	For the six months ended October 31, 2007.

(2)	The expense ratio does not include the non-recurring restructuring and/or reorganization fees.

(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6  Legg Mason Partners Variable High Income Portfolio 2007 Annual Report

Portfolio Performance

Average Annual Total Returns(1) (unaudited)

Twelve Months Ended 10/31/07	5.98%

Five Years Ended 10/31/07	12.08

Ten Years Ended 10/31/07	3.98

Cumulative Total Return(1) (unaudited)

10/31/97 through 10/31/07	47.71%

(1)	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Variable High Income Portfolio 2007 Annual Report  7

Historical Performance (unaudited)

Value of $10,000 Invested in Shares of the Legg Mason Partners Variable High Income Portfolio vs. Citigroup High Yield Market Index† (October 1997 - October 2007)

†	Hypothetical illustration of $10,000 invested in shares of the Legg Mason Partners Variable High Income Portfolio on October 31, 1997, assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2007. The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

8  Legg Mason Partners Variable High Income Portfolio 2007 Annual Report

Schedule of Investments (October 31, 2007)

LEGG MASON PARTNERS VARIABLE HIGH INCOME PORTFOLIO

Face
Amount	Security	Value

CORPORATE BONDS & NOTES — 87.5%
Aerospace & Defense — 2.2%
$810,000	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	$810,000
	DRS Technologies Inc., Senior Subordinated Notes:
395,000	6.625% due 2/1/16	393,025
680,000	7.625% due 2/1/18	698,700
	Hawker Beechcraft Acquisition Co.:
950,000	Senior Notes, 8.875% due 4/1/15 (a)(b)	959,500
905,000	Senior Subordinated Notes, 9.750% due 4/1/17 (a)	923,100
	L-3 Communications Corp., Senior Subordinated Notes:
1,015,000	7.625% due 6/15/12	1,049,256
645,000	5.875% due 1/15/15	632,100

	Total Aerospace & Defense	5,465,681

Airlines — 1.8%
	Continental Airlines Inc.:
595,000	Notes, 8.750% due 12/1/11	589,050
1,400,000	Pass-Through Certificates, 7.339% due 4/19/14	1,325,450
525,000	Delta Air Lines Inc., 8.954% due 8/10/14 (a)	525,000
	United Airlines Inc., Pass-Through Certificates:
365,000	6.831% due 9/1/08	424,020
888,598	7.811% due 10/1/09	1,044,103
437,290	8.030% due 7/1/11	509,443
160,000	6.932% due 9/1/11	189,600

	Total Airlines	4,606,666

Auto Components — 1.0%
940,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	768,450
1,895,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10	1,771,825

	Total Auto Components	2,540,275

Automobiles — 2.1%
1,445,000	Ford Motor Co., Notes, 7.450% due 7/16/31	1,148,775
	General Motors Corp.:
680,000	Notes, 7.200% due 1/15/11	652,800
	Senior Debentures:
750,000	8.250% due 7/15/23	680,625
3,155,000	8.375% due 7/15/33 (c)	2,886,825

	Total Automobiles	5,369,025

Building Products — 1.6%
	Ainsworth Lumber Co., Ltd., Senior Notes:
345,000	7.250% due 10/1/12	238,912
150,000	6.750% due 3/15/14	97,125

See Notes to Financial Statements.

Legg Mason Partners Variable High Income Portfolio 2007 Annual Report  9

Schedule of Investments (October 31, 2007) (continued)

Face
Amount	Security	Value

Building Products — 1.6% (continued)
	Associated Materials Inc.:
$1,900,000	Senior Discount Notes, step bond to yield 13.780% due 3/1/14	$1,273,000
375,000	Senior Subordinated Notes, 9.750% due 4/15/12	384,375
765,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	680,850
1,950,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.334% due 3/1/14	1,287,000

	Total Building Products	3,961,262

Capital Markets — 0.3%
	E*TRADE Financial Corp., Senior Notes:
525,000	7.375% due 9/15/13	493,500
375,000	7.875% due 12/1/15	358,125

	Total Capital Markets	851,625

Chemicals — 2.1%
657,000	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	689,850
1,325,000	Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14	1,152,750
625,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	675,000
	Lyondell Chemical Co.:
	Senior Notes:
365,000	8.000% due 9/15/14	406,062
305,000	8.250% due 9/15/16	349,988
50,000	Senior Secured Notes, 10.500% due 6/1/13	54,125
760,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	818,900
1,420,000	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27 (a)	1,242,500

	Total Chemicals	5,389,175

Commercial Banks — 1.2%
250,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14 (a)	258,125
2,000,000	First Data Corp., 7.960% due 10/15/14 (d)	1,931,458
	TuranAlem Finance BV, Bonds:
470,000	8.250% due 1/22/37 (a)	433,575
340,000	8.250% due 1/22/37 (a)	308,550

	Total Commercial Banks	2,931,708

Commercial Services & Supplies — 2.1%
1,385,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	1,329,600
565,000	Allied Waste North America Inc., Senior Notes, 6.875% due 6/1/17	567,825
225,000	Ashtead Holdings PLC, Secured Notes, 8.625% due 8/1/15 (a)	216,000
1,970,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	2,093,125
900,000	Interface Inc., Senior Notes, 10.375% due 2/1/10	958,500

	Total Commercial Services & Supplies	5,165,050

See Notes to Financial Statements.

10  Legg Mason Partners Variable High Income Portfolio 2007 Annual Report

Schedule of Investments (October 31, 2007) (continued)

Face
Amount	Security	Value

Consumer Finance — 4.1%
$900,000	AmeriCredit Corp., Senior Notes, 8.500% due 7/1/15 (a)	$810,000
	Ford Motor Credit Co.:
	Notes:
350,000	9.693% due 4/15/12 (d)	353,643
610,000	7.000% due 10/1/13	548,188
	Senior Notes:
542,000	10.944% due 6/15/11 (d)	542,306
1,120,000	9.875% due 8/10/11	1,119,168
500,000	7.993% due 1/13/12 (d)	463,294
610,000	8.000% due 12/15/16	565,617
	General Motors Acceptance Corp.:
4,065,000	Bonds, 8.000% due 11/1/31 (c)	3,766,869
2,480,000	Notes, 6.875% due 8/28/12	2,237,915

	Total Consumer Finance	10,407,000

Containers & Packaging — 1.6%
745,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	741,275
1,160,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	1,223,800
725,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (a)	750,375
600,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10 (e)	7,500
645,000	Smurfit-Stone Container Corp., Senior Notes, 8.000% due 3/15/17	644,194
675,000	Smurfit-Stone Container Enterprises Inc., Senior Notes, 8.375% due 7/1/12	678,375

	Total Containers & Packaging	4,045,519

Diversified Consumer Services — 0.6%
	Education Management LLC/Education Management Finance Corp.:
495,000	Senior Notes, 8.750% due 6/1/14	513,563
200,000	Senior Subordinated Notes, 10.250% due 6/1/16	211,000
	Service Corp. International:
500,000	Debentures, 7.875% due 2/1/13	522,527
	Senior Notes:
25,000	7.625% due 10/1/18	25,750
280,000	7.500% due 4/1/27	263,200

	Total Diversified Consumer Services	1,536,040

Diversified Financial Services — 2.9%
910,000	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15 (a)	819,000
650,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)	627,250
1,463,000	JPMorgan Chase London, zero coupon bond to yield 9.312% due 11/8/07 (a)	1,518,155
860,000	Leucadia National Corp., Senior Notes, 8.125% due 9/15/15	871,825
660,000	Residential Capital Corp., Notes, 7.375% due 6/30/10	487,017

See Notes to Financial Statements.

Legg Mason Partners Variable High Income Portfolio 2007 Annual Report  11

Schedule of Investments (October 31, 2007) (continued)

Face
Amount	Security	Value

Diversified Financial Services — 2.9% (continued)
	Residential Capital LLC:
$50,000	8.044% due 4/17/09 (a)(d)	$31,063
875,000	Senior Notes, 7.000% due 2/22/11	639,181
615,000	Smurfit Kappa Funding PLC, Senior Subordinated Notes, 7.750% due 4/1/15	608,850
105,000	Vangent Inc., Senior Subordinated Notes, 9.625% due 2/15/15 (a)	97,650
1,715,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	1,680,700

	Total Diversified Financial Services	7,380,691

Diversified Telecommunication Services — 6.7%
305,000	Cincinnati Bell Inc., Senior Notes, 7.000% due 2/15/15	299,663
180,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	157,500
	Citizens Communications Co.:
65,000	7.050% due 10/1/46	53,625
1,115,000	Senior Notes, 7.875% due 1/15/27	1,101,063
695,000	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10 (e)(f)(g)	0
	Intelsat Bermuda Ltd.:
950,000	9.250% due 6/15/16	990,375
1,850,000	Senior Notes, 11.250% due 6/15/16	1,998,000
	Intelsat Corp.:
120,000	9.000% due 6/15/16	123,300
361,000	Senior Notes, 9.000% due 8/15/14	370,025
	Level 3 Financing Inc.:
695,000	9.250% due 11/1/14	658,513
940,000	9.150% due 2/15/15 (d)	853,050
1,650,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16 (a)	1,753,125
1,235,000	Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14	1,256,612
	Qwest Corp.:
890,000	Notes, 8.875% due 3/15/12	979,000
1,350,000	Senior Notes, 7.500% due 10/1/14	1,415,812
	Virgin Media Finance PLC, Senior Notes:
290,000	8.750% due 4/15/14	300,875
1,415,000	9.125% due 8/15/16	1,499,900
1,310,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15 (a)	1,463,925
1,560,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	1,677,000

	Total Diversified Telecommunication Services	16,951,363

Electric Utilities — 1.0%
375,660	Midwest Generation LLC, Pass-Through Certificates, 8.560% due 1/2/16	403,835
1,165,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	1,293,150
1,135,000	VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17 (a)	939,212

	Total Electric Utilities	2,636,197

Electronic Equipment & Instruments — 0.3%
	NXP BV/NXP Funding LLC:
250,000	Senior Notes, 9.500% due 10/15/15	236,875
630,000	Senior Secured Notes, 7.875% due 10/15/14	618,188

	Total Electronic Equipment & Instruments	855,063

See Notes to Financial Statements.

12  Legg Mason Partners Variable High Income Portfolio 2007 Annual Report

Schedule of Investments (October 31, 2007) (continued)

Face
Amount	Security	Value

Energy Equipment & Services — 1.2%
$995,000	ANR Pipeline Co., Debentures, 9.625% due 11/1/21	$1,356,973
970,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	945,750
240,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	242,400
320,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	329,600
130,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	148,924

	Total Energy Equipment & Services	3,023,647

Food Products — 0.5%
	Dole Food Co. Inc., Senior Notes:
1,200,000	7.250% due 6/15/10	1,146,000
44,000	8.875% due 3/15/11	43,505

	Total Food Products	1,189,505

Gas Utilities — 0.6%
1,470,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	1,440,600

Health Care Equipment & Supplies — 0.5%
1,200,000	Advanced Medical Optics Inc., 7.500% due 5/1/17	1,137,000

Health Care Providers & Services — 5.4%
1,300,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15 (a)	1,322,750
	DaVita Inc.:
670,000	Senior Notes, 6.625% due 3/15/13	670,000
1,005,000	Senior Subordinated Notes, 7.250% due 3/15/15	1,021,331
	HCA Inc.:
2,820,000	Notes, 6.375% due 1/15/15	2,421,675
	Senior Secured Notes:
810,000	9.250% due 11/15/16 (a)	854,550
1,415,000	9.625% due 11/15/16 (a)(b)	1,499,900
1,875,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	1,903,125
	Tenet Healthcare Corp., Senior Notes:
650,000	7.375% due 2/1/13	555,750
1,960,000	9.875% due 7/1/14	1,793,400
	Universal Hospital Services Inc., Secured Notes:
245,000	8.500% due 6/1/15 (a)(b)	250,513
260,000	8.759% due 6/1/15 (a)(d)	261,950
1,180,000	US Oncology Holdings Inc., Senior Notes, 10.759% due 3/15/12 (a)(b)(d)	1,044,300

	Total Health Care Providers & Services	13,599,244

See Notes to Financial Statements.

Legg Mason Partners Variable High Income Portfolio 2007 Annual Report  13

Schedule of Investments (October 31, 2007) (continued)

Face
Amount	Security	Value

Hotels, Restaurants & Leisure — 5.7%
$1,300,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	$1,282,125
1,165,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14	760,162
1,400,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	1,428,000
585,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	604,013
380,000	Downstream Development Quapaw, Senior Notes, 12.000% due 10/15/15 (a)	368,600
420,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	424,200
1,075,000	Herbst Gaming Inc., Senior Subordinated Notes, 8.125% due 6/1/12	970,187
570,000	Indianapolis Downs LLC & Capital Corp., 11.000% due 11/1/12 (a)	575,700
1,345,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	1,425,700
1,150,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	1,122,687
260,000	Mandalay Resort Group, Senior Subordinated Debentures, 7.625% due 7/15/13	259,350
	MGM MIRAGE Inc.:
685,000	Notes, 6.750% due 9/1/12	678,150
	Senior Notes:
175,000	7.500% due 6/1/16	174,781
770,000	7.625% due 1/15/17	773,850
110,000	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	108,075
510,000	Outback Steakhouse Inc., Senior Notes, 10.000% due 6/15/15 (a)	441,150
115,000	River Rock Entertainment Authority, Senior Notes, 9.750% due 11/1/11	119,600
690,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	627,038
	Snoqualmie Entertainment Authority, Senior Secured Notes:
280,000	9.063% due 2/1/14 (a)(d)	271,250
220,000	9.125% due 2/1/15 (a)	217,250
	Station Casinos Inc.:
	Senior Notes:
120,000	6.000% due 4/1/12	111,900
1,005,000	7.750% due 8/15/16	988,669
	Senior Subordinated Notes:
210,000	6.875% due 3/1/16	174,825
75,000	6.625% due 3/15/18	59,813
275,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (a)	281,875

	Total Hotels, Restaurants & Leisure	14,248,950

Household Durables — 1.8%
105,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	103,425
985,000	Jarden Corp., Senior Subordinated Notes, 7.500% due 5/1/17	940,675
1,135,000	K Hovnanian Enterprises Inc., Senior Notes, 7.500% due 5/15/16	902,325
655,000	KB Home, 7.750% due 2/1/10	635,350
875,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	901,250
1,065,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 10.276% due 9/1/12	953,175

	Total Household Durables	4,436,200

See Notes to Financial Statements.

14  Legg Mason Partners Variable High Income Portfolio 2007 Annual Report

Schedule of Investments (October 31, 2007) (continued)

Face
Amount	Security	Value

Household Products — 0.2%
$20,000	American Achievement Corp., Senior Subordinated Notes, 8.250% due 4/1/12	$20,100
555,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	571,650

	Total Household Products	591,750

Independent Power Producers & Energy Traders — 5.3%
295,000	AES China Generating Co., Ltd., 8.250% due 6/26/10	291,675
	AES Corp.:
500,000	7.750% due 10/15/15 (a)	501,875
1,445,000	8.000% due 10/15/17 (a)	1,464,869
1,040,000	Senior Notes, 9.500% due 6/1/09	1,086,800
100,000	Senior Secured Notes, 9.000% due 5/15/15 (a)	107,000
	Dynegy Holdings Inc.:
1,060,000	Senior Debentures, 7.625% due 10/15/26	946,050
870,000	Senior Notes, 7.750% due 6/1/19 (a)	821,062
140,000	Dynegy Inc., 7.670% due 11/8/16	140,350
	Edison Mission Energy, Senior Notes:
160,000	7.500% due 6/15/13	163,000
880,000	7.750% due 6/15/16	908,600
660,000	7.200% due 5/15/19 (a)	648,450
700,000	7.625% due 5/15/27 (a)	670,250
	Mirant Mid Atlantic LLC:
370,232	10.060% due 12/30/28	440,576
241,523	Pass-Through Certificates, 9.125% due 6/30/17	265,977
1,065,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	1,084,969
	NRG Energy Inc., Senior Notes:
525,000	7.250% due 2/1/14	526,312
3,045,000	7.375% due 2/1/16 (c)	3,045,000
40,000	7.375% due 1/15/17	39,900
260,000	TXU Corp., Senior Notes, 6.500% due 11/15/24	192,303

	Total Independent Power Producers & Energy Traders	13,345,018

Insurance — 0.1%
295,000	Crum & Forster Holdings Corp., Senior Notes, 7.750% due 5/1/17	294,263

Internet & Catalog Retail — 0.1%
144,000	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	137,880

IT Services — 0.8%
1,240,000	First Data Corp., 9.875% due 9/24/15 (a)	1,188,850
750,000	SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13	768,750

	Total IT Services	1,957,600

Machinery — 0.1%
360,000	American Railcar Industries Inc., Senior Notes, 7.500% due 3/1/14	357,300

See Notes to Financial Statements.

Legg Mason Partners Variable High Income Portfolio 2007 Annual Report  15

Schedule of Investments (October 31, 2007) (continued)

Face
Amount	Security	Value

Media — 7.6%
$485,000	Affinion Group Inc., Senior Subordinated Notes, 11.500% due 10/15/15	$508,038
2,306,000	CCH I Holdings LLC/CCH I Holdings Capital Corp., Senior Notes, 11.750% due 5/15/14	2,023,515
1,713,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	1,670,175
1,340,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 9/15/10	1,373,500
380,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12	353,400
355,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11	335,475
400,000	Chukchansi Economic Development Authority, Senior Notes, 8.000% due 11/15/13 (a)	405,000
860,000	CMP Susquehanna Corp., 9.875% due 5/15/14	794,425
	CSC Holdings Inc.:
	Senior Debentures:
40,000	8.125% due 8/15/09	40,900
470,000	7.625% due 7/15/18	453,550
	Senior Notes:
360,000	8.125% due 7/15/09	368,100
560,000	7.625% due 4/1/11	561,400
740,000	6.750% due 4/15/12	719,650
504,000	Dex Media East LLC/Dex Media East Finance Co., Senior Notes, 12.125% due 11/15/12	537,390
1,001,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, 9.875% due 8/15/13	1,072,321
	EchoStar DBS Corp., Senior Notes:
1,550,000	6.625% due 10/1/14	1,584,875
615,000	7.125% due 2/1/16	645,750
960,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	967,200
580,000	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	559,700
	R.H. Donnelley Corp.:
850,000	Senior Discount Notes, 6.875% due 1/15/13	803,250
900,000	Senior Notes, 8.875% due 10/15/17 (a)	904,500
495,000	Sun Media Corp., 7.625% due 2/15/13	490,050
	TL Acquisitions Inc.:
850,000	Senior Notes, 10.500% due 1/15/15 (a)	850,000
860,000	Senior Subordinated Notes, step bond to yield 11.202% due 7/15/15 (a)	705,200
	XM Satellite Radio Inc., Senior Notes:
290,000	9.856% due 5/1/13 (d)	290,000
105,000	9.750% due 5/1/14	106,575

	Total Media	19,123,939

See Notes to Financial Statements.

16  Legg Mason Partners Variable High Income Portfolio 2007 Annual Report

Schedule of Investments (October 31, 2007) (continued)

Face
Amount	Security	Value

Metals & Mining — 4.2%
$3,440,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17 (c)	$3,775,400
1,465,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	1,571,212
810,000	Noranda Aluminum Holding Corp., Senior Notes, 11.146% due 11/15/14 (a)(b)	765,450
1,110,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	1,071,150
1,365,000	Ryerson Inc., 12.000% due 11/1/15 (a)	1,409,363
375,000	Steel Dynamics Inc., 7.375% due 11/1/12 (a)	376,875
1,570,000	Tube City IMS Corp., 9.750% due 2/1/15	1,550,375

	Total Metals & Mining	10,519,825

Multiline Retail — 0.8%
	Neiman Marcus Group Inc.:
80,000	7.125% due 6/1/28	77,600
1,340,000	Senior Notes, 9.000% due 10/15/15 (b)	1,420,400
480,000	Senior Subordinated Notes, 10.375% due 10/15/15	524,400

	Total Multiline Retail	2,022,400

Oil, Gas & Consumable Fuels — 9.0%
1,360,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	1,394,000
2,325,000	Chesapeake Energy Corp., Senior Notes, 6.375% due 6/15/15	2,266,875
295,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	302,375
562,296	Corral Finans AB, 10.243% due 4/15/10 (a)(b)	534,181
	El Paso Corp., Medium-Term Notes:
1,500,000	8.050% due 10/15/30	1,545,858
1,605,000	7.800% due 8/1/31	1,611,348
805,000	7.750% due 1/15/32	810,810
	Enterprise Products Operating LP:
175,000	7.034% due 1/15/68 (d)	161,122
660,000	Junior Subordinated Notes, 8.375% due 8/1/66 (d)	688,086
1,450,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	1,439,125
795,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	775,125
	Mariner Energy Inc., Senior Notes:
495,000	7.500% due 4/15/13	483,863
230,000	8.000% due 5/15/17	228,275
555,000	OPTI Canada Inc., Senior Secured Notes, 8.250% due 12/15/14 (a)	559,162
370,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	394,513
	Petroplus Finance Ltd.:
310,000	6.750% due 5/1/14 (a)	296,050
540,000	Senior Notes, 7.000% due 5/1/17 (a)	510,300
	Pogo Producing Co., Senior Subordinated Notes:
10,000	7.875% due 5/1/13	10,250
435,000	6.875% due 10/1/17	442,613
1,485,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (a)	1,433,025
55,000	SESI LLC, Senior Notes, 6.875% due 6/1/14	53,625
	Stone Energy Corp., Senior Subordinated Notes:
15,000	8.250% due 12/15/11	15,000
1,450,000	6.750% due 12/15/14	1,346,687
640,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14 (a)	624,000
610,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	603,137

See Notes to Financial Statements.

Legg Mason Partners Variable High Income Portfolio 2007 Annual Report  17

Schedule of Investments (October 31, 2007) (continued)

Face
Amount	Security	Value

Oil, Gas & Consumable Fuels — 9.0% (continued)
	Williams Cos. Inc.:
	Notes:
$865,000	7.875% due 9/1/21	$955,825
2,220,000	8.750% due 3/15/32	2,597,400
600,000	Senior Notes, 7.625% due 7/15/19	654,000

	Total Oil, Gas & Consumable Fuels	22,736,630

Paper & Forest Products — 1.9%
	Abitibi-Consolidated Co. of Canada:
105,000	Notes, 7.750% due 6/15/11	87,675
	Senior Notes:
800,000	6.000% due 6/20/13	592,000
530,000	8.375% due 4/1/15	413,400
	Abitibi-Consolidated Inc.:
605,000	Debentures, 7.400% due 4/1/18	429,550
290,000	Notes, 8.550% due 8/1/10	258,825
1,400,000	Appleton Papers Inc., Senior Subordinated Notes, 9.750% due 6/15/14	1,400,000
	NewPage Corp.:
1,145,000	Senior Secured Notes, 11.606% due 5/1/12 (d)	1,239,462
435,000	Senior Subordinated Notes, 12.000% due 5/1/13	471,975

	Total Paper & Forest Products	4,892,887

Pharmaceuticals — 0.7%
2,085,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	1,756,613

Real Estate Investment Trusts (REITs) — 1.0%
40,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	39,500
	Host Marriott LP, Senior Notes:
625,000	7.125% due 11/1/13	637,500
625,000	6.375% due 3/15/15	620,312
260,000	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12	166,400
	Ventas Realty LP/Ventas Capital Corp., Senior Notes:
315,000	6.500% due 6/1/16	312,638
715,000	6.750% due 4/1/17	718,575

	Total Real Estate Investment Trusts (REITs)	2,494,925

Real Estate Management & Development — 0.8%
560,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	420,000
2,025,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15 (a)	1,483,312

	Total Real Estate Management & Development	1,903,312

Road & Rail — 1.9%
1,230,000	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes, 9.375% due 5/1/12	1,309,950
	Hertz Corp.:
400,000	Senior Notes, 8.875% due 1/1/14	414,000
2,135,000	Senior Subordinated Notes, 10.500% due 1/1/16	2,305,800

See Notes to Financial Statements.

18  Legg Mason Partners Variable High Income Portfolio 2007 Annual Report

Schedule of Investments (October 31, 2007) (continued)

Face
Amount	Security	Value

Road & Rail — 1.9% (continued)
	Kansas City Southern de Mexico, Senior Notes:
$270,000	7.625% due 12/1/13 (a)	$276,075
145,000	7.375% due 3/1/14 (a)	145,362
240,000	Kansas City Southern Railway, Senior Notes, 7.500% due 6/15/09	244,200

	Total Road & Rail	4,695,387

Semiconductors & Semiconductor Equipment — 0.5%
1,240,000	Freescale Semiconductor Inc., 8.875% due 12/15/14	1,179,550

Software — 0.2%
645,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	591,788

Specialty Retail — 0.4%
165,000	AutoNation Inc., Senior Notes, 7.000% due 4/15/14	160,463
635,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	574,675
185,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	196,562

	Total Specialty Retail	931,700

Textiles, Apparel & Luxury Goods — 0.7%
	Levi Strauss & Co., Senior Notes:
1,030,000	9.750% due 1/15/15	1,080,212
90,000	8.875% due 4/1/16	92,700
600,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	603,000

	Total Textiles, Apparel & Luxury Goods	1,775,912

Thrifts & Mortgage Finance — 0.4%
1,075,000	Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27	970,188

Tobacco — 0.3%
	Alliance One International Inc.:
490,000	8.500% due 5/15/12	490,000
255,000	Senior Notes, 11.000% due 5/15/12	274,125

	Total Tobacco	764,125

Trading Companies & Distributors — 1.3%
565,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (a)	550,875
1,505,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	1,467,375
1,145,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (a)	1,176,487

	Total Trading Companies & Distributors	3,194,737

Transportation Infrastructure — 0.4%
1,750,000	Saint Acquisition Corp., Secured Notes, 12.500% due 5/15/17 (a)	1,124,375

See Notes to Financial Statements.

Legg Mason Partners Variable High Income Portfolio 2007 Annual Report  19

Schedule of Investments (October 31, 2007) (continued)

Face
Amount	Security	Value

Wireless Telecommunication Services — 1.5%
	Rural Cellular Corp.:
$455,000	Senior Notes, 9.875% due 2/1/10	$476,613
535,000	Senior Secured Notes, 8.250% due 3/15/12	560,412
730,000	Senior Subordinated Notes, 8.621% due 6/1/13 (a)(d)	749,162
1,810,000	True Move Co., Ltd., 10.750% due 12/16/13 (a)	1,868,825

	Total Wireless Telecommunication Services	3,655,012

	TOTAL CORPORATE BONDS & NOTES (Cost — $224,019,606)	220,184,602

ASSET-BACKED SECURITY — 0.0%
Diversified Financial Services — 0.0%
1,402,534	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19 (e)(f)(g) (Cost — $1,487,962)	0

CONVERTIBLE & NOTE — 0.1%
Automobiles — 0.1%
290,000	Ford Motor Co., Senior Notes, 4.250% due 12/15/36 (Cost — $290,000)	348,725

COLLATERALIZED SENIOR LOANS — 2.2%
Auto Components — 0.4%
1,000,000	Allison Transmission, Term Loan B, 8.540% due 8/7/14	977,083

Containers & Packaging — 0.4%
1,010,600	Berry Plastics Corp., Senior Term Loan, 12.244% due 6/15/14 (b)(d)	929,752

Oil, Gas & Consumable Fuels — 0.8%
2,000,000	SandRidge Energy, Term Loan, 8.625% due 4/1/15 (d)	1,975,000

Paper & Forest Products — 0.2%
500,000	Verso Paper Holdings Term Loan, 11.606% due 2/1/12 (d)	488,750

Textiles, Apparel & Luxury Goods — 0.2%
500,000	Simmons Co., Term Loan, 10.650% due 2/15/12	467,500

Trading Companies & Distributors — 0.2%
530,100	Penhall International Corp., Term Loan, 12.393% due 4/1/12 (d)	540,702

	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $5,420,280)	5,378,787

SOVEREIGN BOND — 1.1%
Russia — 1.1%
2,336,400	Russian Federation, 7.500% due 3/31/30 (a)(c) (Cost — $2,566,997)	2,637,212

Shares

COMMON STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Household Durables — 0.0%
2,453,154	Home Interiors & Gifts Inc. (f)(g)*	24,532

CONSUMER STAPLES — 0.0%
Food Products — 0.0%
23,465	Aurora Foods Inc. (f)(g)*	0

See Notes to Financial Statements.

20  Legg Mason Partners Variable High Income Portfolio 2007 Annual Report

Schedule of Investments (October 31, 2007) (continued)

Shares	Security	Value

TELECOMMUNICATION SERVICES — 0.0%
Diversified Telecommunication Services — 0.0%
870	McLeodUSA Inc., Class A Shares (f)(g)*	$0

Wireless Telecommunication Services — 0.0%
1	Crown Castle International Corp.*	41

	TOTAL TELECOMMUNICATION SERVICES	41

	TOTAL COMMON STOCKS (Cost — $1,098,307)	24,573

PREFERRED STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Media — 0.0%
2	ION Media Networks Inc., Series B, 12.000% (b) (Cost — $24,150)	12,705

Warrants

WARRANTS — 0.0%
430	Cybernet Internet Services International Inc., Expires 7/1/09 (a)(f)(g)*	0
695	GT Group Telecom Inc., Class B Shares, Expires 2/1/10 (a)(f)(g)*	0
375	IWO Holdings Inc., Expires 1/15/11 (a)(f)(g)*	0
165	Jazztel PLC, Expires 5/1/09 (a)(f)(g)*	0
435	Merrill Corp., Class B Shares, Expires 11/15/06 (a)(f)(g)*	0

	TOTAL WARRANTS (Cost — $182,252)	0

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $235,089,554)	228,586,604

Face
Amount

SHORT-TERM INVESTMENT — 10.8%
Repurchase Agreement — 10.8%
$27,074,000	Morgan Stanley tri-party repurchase agreement dated 10/31/07, 4.800% due 11/1/07; Proceeds at maturity — $27,077,610; (Fully collateralized by U.S. government agency obligation, 0.000% due 12/7/07; Market value — $27,754,540) (Cost — $27,074,000)	27,074,000

	TOTAL — INVESTMENTS — 101.7% (Cost — $262,163,554#)	255,660,604
	Liabilities in Excess of Other Assets — (1.7)%	(4,227,317)

	TOTAL NET ASSETS — 100.0%	$251,433,287

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(c)	All or a portion of this security is segregated for extended settlements.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2007.

(e)	Security is currently in default.

(f)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(g)	Illiquid security.

#	Aggregate cost for federal income tax purposes is $262,778,114.

See Notes to Financial Statements.

Legg Mason Partners Variable High Income Portfolio 2007 Annual Report  21

Statement of Assets and Liabilities (October 31, 2007)

ASSETS:
Investments, at value (Cost — $235,089,554)	$228,586,604
Repurchase agreement, at value (Cost — $27,074,000)	27,074,000
Cash	200
Interest receivable	5,289,663
Prepaid expenses	66,415

Total Assets	261,016,882

LIABILITIES:
Payable for securities purchased	9,327,681
Investment management fee payable	126,862
Payable for Fund shares repurchased	47,239
Trustees’ fees payable	3,744
Accrued expenses	78,069

Total Liabilities	9,583,595

Total Net Assets	$251,433,287

NET ASSETS:
Par value (Note 4)	$335
Paid-in capital in excess of par value	329,808,443
Undistributed net investment income	16,396,518
Accumulated net realized loss on investments	(88,269,059)
Net unrealized depreciation on investments	(6,502,950)

Total Net Assets	$251,433,287

Shares Outstanding	33,507,900

Net Asset Value	$7.50

See Notes to Financial Statements.

22  Legg Mason Partners Variable High Income Portfolio 2007 Annual Report

Statement of Operations (For the year ended October 31, 2007)

INVESTMENT INCOME:
Interest	$21,986,885
Dividends	30,934

Total Investment Income	22,017,819

EXPENSES:
Investment management fee (Note 2)	1,578,038
Legal fees	73,313
Shareholder reports	50,616
Audit and tax	33,015
Trustees’ fees (Note 9)	32,377
Restructuring fees (Note 9)	18,691
Insurance	6,440
Custody fees	4,416
Transfer agent fees	87
Miscellaneous expenses	5,803

Total Expenses	1,802,796
Less: Fee waivers and/or expense reimbursements (Notes 2 and 9)	(9,078)

Net Expenses	1,793,718

Net Investment Income	20,224,101

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	4,115,580
Change in Net Unrealized Appreciation/Depreciation From Investments	(8,408,946)

Net Loss on Investments	(4,293,366)

Increase in Net Assets From Operations	$15,930,735

See Notes to Financial Statements.

Legg Mason Partners Variable High Income Portfolio 2007 Annual Report  23

Statements of Changes in Net Assets (For the years ended October 31,)

	2007	2006

OPERATIONS:
Net investment income	$20,224,101	$21,211,557
Net realized gain	4,115,580	4,068,704
Change in net unrealized appreciation/depreciation	(8,408,946)	(484,547)

Increase in Net Assets From Operations	15,930,735	24,795,714

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(21,000,030)	(23,000,001)

Decrease in Net Assets From Distributions to Shareholders	(21,000,030)	(23,000,001)

FUND SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	8,663,386	9,874,142
Reinvestment of distributions	21,000,030	23,000,001
Cost of shares repurchased	(47,061,048)	(48,240,106)

Decrease in Net Assets From Fund Share Transactions	(17,397,632)	(15,365,963)

Decrease in Net Assets	(22,466,927)	(13,570,250)
NET ASSETS:
Beginning of year	273,900,214	287,470,464

End of year*	$251,433,287	$273,900,214

* Includes undistributed net investment income of:	$16,396,518	$16,732,361

See Notes to Financial Statements.

24  Legg Mason Partners Variable High Income Portfolio 2007 Annual Report

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended October 31:

	2007		2006(1)	2005(1)		2004(1)	2003(1)

Net Asset Value, Beginning of Year	$7.66		$7.61	$8.02		$7.67	$6.65

Income (Loss) From Operations:
Net investment income	0.61		0.61	0.58		0.58	0.63
Net realized and unrealized gain (loss)	(0.17)		0.06	(0.33)		0.32	1.28

Total Income From Operations	0.44		0.67	0.25		0.90	1.91

Less Distributions From:
Net investment income	(0.60)		(0.62)	(0.66)		(0.55)	(0.89)

Total Distributions	(0.60)		(0.62)	(0.66)		(0.55)	(0.89)

Net Asset Value, End of Year	$7.50		$7.66	$7.61		$8.02	$7.67

Total Return(2)	5.98	%(3)	9.37%	3.14	%(4)	12.33%	31.70%

Net Assets, End of Year (millions)	$251		$274	$287		$279	$237

Ratios to Average Net Assets:
Gross expenses	0.69	%(5)	0.67%	0.66%		0.66%	0.69%
Net expenses	0.68	(5)(6)	0.67 (6)	0.66		0.66 (6)	0.69
Net investment income	7.69		7.62	7.31		7.93	9.53

Portfolio Turnover Rate	61%		73%	20%		33%	36%

(1)	For a share of capital stock outstanding, for the periods prior to April 30, 2007.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

(3)	The total return includes a gain from settlement of a security litigation. Without this gain, the total return would have been 5.69%.

(4)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(5)	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.67% (Note 9).

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Variable High Income Portfolio 2007 Annual Report  25

Notes to Financial Statements

1.	Organization and Significant Accounting Policies
Legg Mason Partners Variable High Income Portfolio (the “Fund”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 30, 2007, the Fund was a separate diversified investment fund of Legg Mason Partners Variable Portfolios III, Inc., a Maryland corporation, registered under the 1940 Act.
Shares of the Fund may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.
The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.
(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
(c) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield

26  Legg Mason Partners Variable High Income Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.
(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.
(e) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.
(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net	Accumulated Net	Paid-in
	Investment Income	Realized Loss	Capital

(a)	$18,691	$2,664,732	$(2,683,423)
(b)	421,395	(421,395)	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover and book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to tax amortization of premium on fixed income securities and book/tax differences in the treatment of consent fees.

2.	Investment Management Agreement and Other Transactions with Affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. Effective as of close of business April 27, 2007, Western Asset Management Company

Legg Mason Partners Variable High Income Portfolio 2007 Annual Report  27

Notes to Financial Statements (continued)

Limited (“Western Asset Limited”) became an additional subadviser to the Fund. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).
Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets.
LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited.
During the year ended October 31, 2007, the Fund was reimbursed for expenses amounting to $9,078.
Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, will serve as the Fund’s sole and exclusive distributor effective December 1, 2007. During the reporting period, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Fund.
Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Investments
During the year ended October 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$154,125,332

Sales	178,445,985

At October 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,800,380
Gross unrealized depreciation	(11,917,890)

Net unrealized depreciation	$(7,117,510)

4.	Shares of Beneficial Interest
At October 31, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share of a Fund represents an identical interest and has the same rights. Prior to April 30, 2007, the Company had six billion shares of capital stock authorized with a par value of $0.00001 per share. Each share of a Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and has an equal entitlement to any dividends and distributions made by the fund.

28  Legg Mason Partners Variable High Income Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	October 31, 2007	October 31, 2006

Shares sold	1,157,163	1,305,905
Shares issued on reinvestment	2,876,716	3,225,807
Shares repurchased	(6,279,477)	(6,540,379)

Net Decrease	(2,245,598)	(2,008,667)

5.	Income Tax Information and Distributions to Shareholders
The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2007	2006

Distributions paid from:
Ordinary Income	$21,000,030	$23,000,001

As of October 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$16,392,635
Capital loss carryforward*	(87,654,499)
Other book/tax temporary differences (a)	3,883
Unrealized appreciation/(depreciation) (b)	(7,117,510)

Total accumulated earnings/(losses) — net	$(78,375,491)

*	During the taxable year ended October 31, 2007, the Fund utilized $3,709,825 of its capital loss carryover available from prior years. As of October 31, 2007, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
10/31/2008	$(18,327,807)
10/31/2009	(42,940,350)
10/31/2010	(21,882,303)
10/31/2011	(4,504,039)

$(87,654,499)

These amounts will be available to offset any future taxable capital gains. Additionally, the capital loss carryover is subject to an annual limitation of $12,467,410 as a result from an ownership change the Fund experienced in a prior year.

(a)	Other book/tax temporary differences are attributable primarily to differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

6.	Regulatory Matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then-investment adviser or manager to the Fund, and CGM, a former distributor

Legg Mason Partners Variable High Income Portfolio 2007 Annual Report  29

Notes to Financial Statements (continued)

of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).
The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.
SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.
The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a

30  Legg Mason Partners Variable High Income Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.
On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

7.	Legal Matters
Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.
On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.
On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act,

Legg Mason Partners Variable High Income Portfolio 2007 Annual Report  31

Notes to Financial Statements (continued)

against Citigroup Asset Management (“CAM”), SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint. The Defendants have filed a motion to dismiss the Second Amended Complaint. It is uncertain when the court will decide the motion. No assurances can be given as to the outcome of this matter.
Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as previously described. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.
On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.
On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have filed a notice of appeal.

8.	Other Matters
As previously disclosed, on September 16, 2005 the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

* * *

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series

32  Legg Mason Partners Variable High Income Portfolio 2007 Annual Report

Notes to Financial Statements (continued)

of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).
The Subject Trust is also named in the complaint as a nominal defendant.
The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.
In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed a notice of appeal.

9.	Special Shareholder Meeting and Reorganization
Shareholders of the Fund approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which

Legg Mason Partners Variable High Income Portfolio 2007 Annual Report  33

Notes to Financial Statements (continued)

the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable.

10.	Recent Accounting Pronouncement
During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was November 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At the time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

11.	Subsequent Event
Effective December 1, 2007, LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

34  Legg Mason Partners Variable High Income Portfolio 2007 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Legg Mason Partners Variable Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Variable High Income Portfolio, a series of Legg Mason Partners Variable Income Trust (formerly a series of Legg Mason Partners Variable Portfolios III, Inc.) as of October 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Variable High Income Portfolio as of October 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 17, 2007

Legg Mason Partners Variable High Income Portfolio 2007 Annual Report  35

Additional Information (unaudited)

Information about Trustees and Officers
The business and affairs of the Legg Mason Partners Variable High Income Portfolio (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Number of
		Term of		Portfolios
		Office* and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund*	Served**	5 Years	Trustee	Trustee

Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005); Formerly, Chief Executive Officer, Landmark City (real estate development) (from 2001 to 2004); Formerly, Executive Vice President, DigiGym Systems (personal fitness systems) (from 2001 to 2004); Formerly, Chief Executive Officer, Motorcity USA (Motorsport Racing) (from 2004 to 2005)	68	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. Benton Cocanougher c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)	68	None

36  Legg Mason Partners Variable High Income Portfolio

Additional Information (unaudited) (continued)

				Number of
		Term of		Portfolios
		Office* and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund*	Served**	5 Years	Trustee	Trustee

Jane F. Dasher c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	68	None

Mark T. Finn c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	68	None

Rainer Greeven c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC, President and Director, 62nd Street East Corporation (real estate) (since 2002)	68	None

Legg Mason Partners Variable High Income Portfolio  37

Additional Information (unaudited) (continued)

				Number of
		Term of		Portfolios
		Office* and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund*	Served**	5 Years	Trustee	Trustee

Stephen Randolph Gross c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003); Formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (from 2000 to 2002); Formerly, Secretary, Carint N.A. (manufacturing) (from 1998 to 2002)	68	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director, United Telesis, Inc. (telecommunications) (from 1997 to 2002); Formerly, Director ebank Financial Services, Inc. (from 1997 to 2004)

Richard E. Hanson, Jr. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1941	Trustee	Since 1985	Retired; Formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (from 1996 to 2000)	68	None

Diana R. Harrington c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	68	None

Susan M. Heilbron c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1945	Trustee	Since 1994	Independent Consultant (since 2001)	68	None

38  Legg Mason Partners Variable High Income Portfolio

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund*	Served**	5 Years	Trustee	Trustee

Susan B. Kerley c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	68	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex) (since 1991)

Alan G. Merten c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1941	Trustee	Since 1990	President, George Mason University (since 1996)	68	Director of Cardinal Financial Corp. (since 2006); Trustee, First Potomac Realty Trust (since 2005); Formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); Formerly Director, Digital Net Holdings, Inc. (from 2003 to 2004); Formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

Legg Mason Partners Variable High Income Portfolio  39

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund*	Served**	5 Years	Trustee	Trustee

R. Richardson Pettit c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)	68	None

Interested Trustee:
R. Jay Gerken, CFA† Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee of 154 Funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason or its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (from 2002 to 2005); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (from 2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

40  Legg Mason Partners Variable High Income Portfolio

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund*	Served**	5 Years	Trustee	Trustee

Officers:
Frances M. Guggino Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Legg Mason or its predecessors (from 1999 to 2004)	N/A	N/A

Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup, Inc.	N/A	N/A

Legg Mason Partners Variable High Income Portfolio  41

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund*	Served**	5 Years	Trustee	Trustee

John Chiota Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1968	Chief Anti- Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.	N/A	N/A

David Castano Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1971	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at Citigroup Asset Management (prior to 2003)	N/A	N/A

42  Legg Mason Partners Variable High Income Portfolio

Additional Information (unaudited) (continued)

Number of
		Term of		Portfolios
		Office* and	Principal	in Fund	Other Board
	Position(s)	Length of	Occupation(s)	Complex	Memberships
Name, Address and	Held with	Time	During Past	Overseen by	Held by
Birth Year	Fund*	Served**	5 Years	Trustee	Trustee

Matthew Plastina Legg Mason 125 Broad Street New York, NY 10004 Birth Year: 1970	Controller	Since 2007	Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2002 to 2007)	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

**	Indicates the earliest year in which the Trustee became a Board Member for a fund in the Legg Mason Partners fund complex.

†	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Variable High Income Portfolio  43

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2007:

Record Date:	12/26/2006
Payable Date:	12/27/2006

Dividends Qualifying for the Dividends Received Deduction for Corporations	0.20%

Please retain this information for your records.

44  Legg Mason Partners Variable High Income Portfolio

Legg Mason Partners
Variable High Income Portfolio

TRUSTEES
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
R. Jay Gerken, CFA
  Chairman
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

INVESTMENT MANAGER
Legg Mason Partners Fund
  Advisor, LLC

SUBADVISERS
Western Asset Management
  Company

Western Asset Management
  Company Limited

DISTRIBUTOR
Legg Mason Investor Services, LLC

CUSTODIAN
State Street Bank and Trust
  Company

TRANSFER AGENT
PFPC Inc.
4400 Computer Drive
Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
345 Park Avenue
New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Variable High Income Portfolio.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2007 Legg Mason
Investor Services, LLC
Member FINRA, SIPC

FDXX010544 12/07 SR07-470

Legg Mason Partners
Variable High Income Portfolio
The Fund is a separate investment series of the Legg Mason Partners Variable Income Trust, a Maryland business trust.

LEGG MASON PARTNERS VARIABLE HIGH INCOME PORTFOLIO
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.
ITEM 4. Principal Accountant Fees and Services
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2006 and October 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $83,000 in 2006 and $90,500 in 2007.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $16,000 in 2007. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Income Trust.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,000 in 2006 and $19,900 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.
(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Variable Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Income Trust during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Variable Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Income Trustor to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a) The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer N. K. Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit
b) Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Legg Mason Partners Variable Income Trust

By:	/s/ R. Jay Gerken

(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Income Trust
Date: December 28, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Income Trust
Date: December 28, 2007

By:	/s/ Frances M. Guggino (Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Variable Income Trust
Date: December 28, 2007